Focused on Energy Delivery, Positioned to Execute Introduction to CenterPoint Energy March 2016 A Fortune 500 company included in the: S&P 500 Index S&P 500 Utility Index Dow Jones Utility Average Index PHLX Utility Sector Index Russell 1000 Index Exhibit 99.1

Cautionary Statement This presentation and the oral statements made in connection herewith may contain statements concerning our expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings, growth, revenues costs, prospects, objectives, capital investments or performance and underlying assumptions and other statements that are not historical facts.  These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied by these statements.  You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,”  “project,” “intend,”  “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “will,” or other similar words.  The absence of these words, however, does not mean that the statements are not forward-looking.   Forward-looking statements in this presentation include statements about the pending Continuum transaction, EPS growth and earnings guidance, future financial and operational performance, future capital investments and growth, expected regulatory actions and recovery, dividend growth, customer growth, future Enable performance, future liquidity, capital resources and interest expense, and future strategic expectations. We have based our forward-looking statements on our management's beliefs and assumptions based on information currently available to our management at the time the statements are made.  We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results.  Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements.   Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include but are not limited to the timing and impact of future regulatory, legislative and IRS decisions, financial market conditions, future market conditions, economic and employment conditions, customer growth and other factors described in CenterPoint Energy, Inc.’s Form 10-K for the period ended December 31, 2015 under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Certain Factors Affecting Future Earnings” and in other filings with the SEC by CenterPoint Energy, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC’s website at www.sec.gov. Slides 19 to 23 are extracted from Enable Midstream Partners, LP’s (“Enable Midstream”) investor presentation as presented during the company’s fourth quarter 2015 earnings call dated February 17, 2016.  These slides are included for informational purposes only. The content has not been verified by CenterPoint Energy and CenterPoint Energy assumes no  liability for the same.  You should consider Enable Midstream’s investor materials in the context of their SEC filings and their entire investor presentation, which is available on their website at http://investors.enablemidstream.com/.   This presentation contains time sensitive information that is accurate as of the date hereof.  Unless otherwise stated, data is from the 2015 10-K and fourth quarter earnings materials . Some of the information in this presentation in unaudited and may be subject to change.  We undertake no obligation to update the information presented herein except as required by law.   Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investors page of our website.  In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters.  Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (“GAAP”), CenterPoint Energy also provides guidance based on adjusted diluted earnings per share, which is a non-GAAP financial measure.  Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure.  A reconciliation of diluted earnings per share to the adjusted basis used in providing guidance is provided in this presentation on slide 31. Management evaluates financial performance in part based on adjusted diluted earnings per share and believes that presenting this non-GAAP financial measure enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods by excluding items that Management does not believe most accurately reflect its fundamental business performance, which items include the items reflected in the reconciliation table on slide 31 of this presentation.  This non-GAAP financial measure should be considered as a supplement and complement to, and not as a substitute for, or superior to, the most directly comparable GAAP financial measure and may be different than non-GAAP financial measures used by other companies.

Agenda Overview Review of Business Segments Electric Transmission and Distribution Natural Gas Distribution Energy Services Midstream Investments Earnings Guidance Appendix

As of and for the year ended December 31, 2015 Operating Income Total Assets Electric Transmission and Distribution $607 $10,049 Natural Gas Distribution $273 $5,657 Energy Services $42 $857 Midstream Investments $2,594 Other $11 $2,902 Reconciling Eliminations (725) Consolidated $21,334 Business Segment Overview 3 Included in total assets of other operations as of December 31, 2015, are pension and other postemployment related regulatory assets of $814 million. (3) 2 2015 equity income of $213 million excluding pre-tax, non-cash impairment charges taken during 2015 totaling $1,846 million (2) All $ in millions: 1 Includes $105 million from transition and system restoration bond companies and $502 million from electric transmission and distribution operations Note: As per footnote 17 of the December 31, 2015 10K filing (1)

CenterPoint Energy, Inc. (NYSE: CNP)

Regulated Electric and Natural Gas Utility Serving more than 5.7 Million Customers


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MN
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Natural Gas Distribution
Electric Transmission & Distribution
CenterPoint Energy Services or Continuum Retail Energy Services (3)

Electric Transmission & Distribution:

- Electric utility operations with ~2.3 million metered customers across ~5,000 square miles in and around Houston, Texas
- 19th largest U.S. investor-owned electric utility by customer base [(1)]
- 84,190,647 MWh delivered in 2015

Gas Operations:

- 10 regulated gas distribution jurisdictions in six states with ~3.4 million customers
- 6th largest U.S. gas distribution company by customer base [(1)]
- Non-regulated competitive natural gas supply and related energy services serving nearly 24,000 commercial and industrial customers across 26 states [(2)]
- Gas distribution company and energy services company delivered ~1.1 TCF of natural gas in 2015

(1) As of Dec. 31, 2014 per EEI and AGA

(2) Includes Continuum's energy services customers and operational footprint; acquisition expected to close in March or April 2016

investors.centerpointenergy.com 5

Operating Energy Delivery Businesses that Provide Superior Performance for our Key Stakeholders Our Vision: Lead the nation in delivering energy, service and value We are a premier U.S. energy delivery company Delivering energy is CenterPoint Energy’s core business Delivering service and value applies to all stakeholders Our Strategy: Operate, Serve, Grow Ensure safe, reliable, efficient and environmentally responsible energy delivery businesses Utilize new and innovative technology to enhance performance Add value to energy delivery through superior customer service, new technology and innovation Provide leadership in the communities we serve Develop a diverse and capable employee base Invest in core energy delivery businesses Actively govern Enable Midstream investment

CenterPoint Energy’s Value Proposition Focused on delivering long-term value for all stakeholders Targeting 4-6% year-over-year EPS growth through 2018 Strong operating cash flow and balance sheet Solid historical dividend growth expected to continue Future capital investment in transmission and distribution assets is expected to sustain earnings momentum Capital recovery mechanisms at electric and natural gas utilities help reduce regulatory lag Lack of generation assets reduces the environmental risks generally associated with a fully integrated utility Commitment to customer experience improves regulatory relationships allowing for constructive dialog to optimize our business model Enable’s financial performance and balance sheet strength translates into value for CenterPoint shareholders

Improving Customer Satisfaction while Reducing Carbon Emissions Electric T&D Utility Technology Absence of generation assets significantly reduces CenterPoint’s carbon footprint compared to integrated utilities One of the first large scale Smart Meter deployments in the U.S. Intelligent Grid initiative enhances reliability Intelligent Grid covers nearly 14 percent of electric service area and continues to grow (1) Total since 2011 (1) Source: Internal CenterPoint data as of February 1, 2016

Responsibility to the Environment Conservation Improvement & Energy Efficiency Programs In 2014, conservation programs in four natural gas jurisdictions helped our customers save nearly 2 billion cubic feet of natural gas (energy cost savings of $16.2 million); savings reduced our customers’ total carbon footprint by 108,000 metric tons Houston Electric customers saved 155,000 megawatt hours in 2014 through conservation programs including ENERGY STAR New Homes program incentives and Residential Advanced Lighting program that encourages the use of LED lighting Source: CenterPoint Energy 2014 Corporate Citizenship Report . An updated report will be available in late March: http://www.centerpointenergy.com/en-us/corporate/about-us/values/community

2015 Highlights Strong customer growth - nearly 80,000 new utility customers 2% electric metered customer growth 1% natural gas utilities customer growth Received nearly $90 million in annualized rate relief from 2015 filings, excluding interim rates ROEs near authorized levels at both electric and gas utilities O&M expense growth was flat year-over-year versus 2014, excluding certain expenses that have revenue offsets Quarterly dividend increased 4.2% in 2015 and 4% in 2016 Achieved first quartile safety performance compared to our industry peers (AGA and EEI members)

Houston Electric – Overview

- ~2.3 million metered customers; ~5,000 square miles in and around Houston, Texas
- Consistent residential customer growth of ~2%
- Dec. 2015 average residential electric price in TX: $0.113/kwh [1]
- Has consistently earned at or near its 10% authorized ROE
- Capital recovery mechanisms that reduce regulatory lag
- Delivery-only regulated utility
  - Poles and wires assets; no generation assets which reduces business, environmental, and regulatory risks; no provider of last resort risk
  - Direct customers are ~70 Retail Electric Providers (REPs)
  - Bad debt deferral

2015 Houston Electric Operating Income *($, millions)*
Total: $607 million



$105
17%
$502
83%
Electric transmission and distribution operations
Transition and system restoration bond companies

[1] U.S. Energy Information Administration; average price for all sectors was $0.082

investors.centerpointenergy.com 11

Houston Electric – Steady Customer Growth Continues Residential Customers / Houston Employment Weather Normalized Residential GWH Usage Sources: (1) Company Provided (2) Texas Workforce Commission (Houston, Sugarland, Woodlands Metro) Chart shown is from Q2 2015 earnings call materials 1 1 2

$3.7 Billion 2016 – 2020 Capital Plan (1) $ Millions Brazos Valley Connection ($270-$310 million from 2016 into 2018) Reliability and resiliency Customer growth Infrastructure improvements Technology improvements Capital plan addresses: (1) Includes AFUDC Electric Transmission and Distribution Capital Investment Growth

Gas Operations – Overview Natural Gas Utilities Six state footprint with vibrant metropolitan areas of Houston and Minneapolis ~3.4 million customers ~1% annual customer growth since 2010 Recently named 2nd in the South Region in J.D. Power 2015 Customer Satisfaction Study Earning at allowed returns; aggregate allowed ROE: 10% Capital recovery mechanisms that reduce regulatory lag ~74% of 2015 Natural Gas Utilities Operating Income from Texas and Minnesota Operations

Natural Gas Utilities Capital Investment Growth $ Millions Capital plan addresses: Aging infrastructure Minnesota Belt Line Project Customer growth Public improvement requirements $2.3 Billion 2016 – 2020 Capital Plan

CenterPoint Energy Services (CES) Overview Competitive natural gas supply and related energy services (1) Non-regulated operations Complementary to natural gas utilities ~18,000 commercial and industrial customers across 19 states Low Value at Risk business model – storage and transportation capacity matched to retail customer needs $ Millions (1) Excludes 3Q12 goodwill impairment charge (1) Data unless otherwise stated from 2015 10-K and fourth quarter earnings materials

CNP Signs Agreement to Acquire Continuum’s Retail Energy Services Business Acquisition includes Continuum’s retail business, Choice customers, and origination & logistics assets Aggregate purchase price for the acquisition is $77.5 million plus working capital Acquisition complements overall natural gas strategy and increases Energy Services’ commercial and industrial customer base by over 30% Expanded operational footprint positions Energy Services to access more markets, grow efficiently, and achieve economies of scale Combined energy services business will continue to operate with a low Value-at-Risk business model Expected to increase annual gross margin by approximately 40% Anticipate closing in March or April 2016 Combined energy services business projected to contribute $40 - $50 million in annual operating income (1) (1) Includes Continuum’s energy services customers and operational footprint

Enable Midstream Partners, LP Ownership Structure 18.3% LP ownership Enable Midstream Partners, LP NYSE: ENBL Transportation and Storage Gathering and Processing 50% Management Interest / 60% Economic Interest 50% Management Interest / 40% Economic Interest Incentive Distribution Rights Public Unitholders 26.3% LP ownership 55.4% LP ownership Enable GP, LLC Note: As of December 31, 2015

Forward-looking Statements and Non-GAAP Financial Measures Forward Looking Statements This presentation and the oral statements made in connection herewith may contain “forward-looking statements” within the meaning of the securities laws.  All statements, other than statements of historical fact, regarding Enable Midstream Partners’ (“Enable”) strategy, future operations, financial position, estimated revenues, projected costs, prospects, plans and objectives of management are forward-looking statements.  These statements often include the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “forecast” and similar expressions and are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.  These forward-looking statements are based on Enable’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.  Enable assumes no obligation to and does not intend to update any forward-looking statements included herein.  When considering forward-looking statements, which include statements regarding future commodity prices, the closing of the private sale of perpetual preferred units, future capital expenditures and our financial and operational outlook for 2016, among others, you should keep in mind the risk factors and other cautionary statements described under the heading “Risk Factors” and elsewhere in our SEC filings.  Enable cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond its control, incident to the ownership, operation and development of natural gas and crude oil infrastructure assets.  These risks include, but are not limited to, contract renewal risk, commodity price risk, environmental risks, operating risks, regulatory changes and the other risks described under “Risk Factors” and elsewhere in our SEC filings.  Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Enable’s actual results and plans could differ materially from those expressed in any forward-looking statements. Non GAAP Financial Measures Enable has included the non-GAAP financial measures gross margin, Adjusted EBITDA and distributable cash flow in this presentation based on information in its condensed combined and consolidated financial statements. Gross margin, Adjusted EBITDA and distributable cash flow are supplemental financial measures that management and external users of the Enable’s financial statements, such as industry analysts, investors, lenders and rating agencies may use to assess: Enable’s operating performance as compared to those of other publicly traded partnerships in the midstream energy industry, without regard to capital structure or historical cost basis; The ability of Enable’s assets to generate sufficient cash flow to make distributions to its partners; Enable’s ability to incur and service debt and fund capital expenditures; and The viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. The appendix to this presentation includes a reconciliation of gross margin to revenues, Adjusted EBITDA and distributable cash flow to net income attributable to controlling interest, and Adjusted EBITDA to net cash provided by operating activities, the most directly comparable GAAP financial measures, on a historical basis, as applicable, for each of the periods indicated. Enable believes that the presentation of gross margin, Adjusted EBITDA and distributable cash flow provides information useful to investors in assessing its financial condition and results of operations. Gross margin, Adjusted EBITDA and distributable cash flow should not be considered as alternatives to net income, operating income, revenue, cash provided by operations or any other measure of financial performance or liquidity presented in accordance with GAAP. Gross margin, Adjusted EBITDA and distributable cash flow have important limitations as analytical tools because they exclude some but not all items that affect the most directly comparable GAAP measures. Additionally, because gross margin, Adjusted EBITDA and distributable cash flow may be defined differently by other companies in Enable’s industry, its definitions of gross margin, Adjusted EBITDA and distributable cash flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Producers Remain Active In The Anadarko Basin Rig data per Drillinginfo as of February 9, 2016 Baker Hughes rig count data as of February 12, 2016; Cana/STACK/SCOOP represents the Cana Woodford in Baker Hughes nomenclature and includes rigs located in Dewey, Blaine, Canadian and Grady counties, Oklahoma Producers remain active within Enable’s Anadarko Basin footprint despite the continued downward pressure on commodity prices Current Activity and Key Plays in Anadarko1 Active Rigs on Enable’s Acre Dedications Total of 28 rigs are currently drilling wells scheduled to be connected to Enable in the Anadarko basin 12 rigs in the SCOOP 13 in the Cana Woodford / STACK 3 rigs in the Greater Granite Wash Year-over-Year Change in Rig Count2 (Feb. 13, 2015 – Feb. 12, 2016)

Transportation And Storage Revenue Profile The majority of the Transportation and Storage segment revenues are from Firm Contracts Firm Contracts provide fixed revenues from monthly reservation charges Firm Contracts are held by a diversified portfolio of customers including major utilities, power generation facilities and other end-use customers in addition to producers and marketing companies, many of whom are investment grade Percent of Capacity under Firm Contracts Interstate Transportation – 86% Storage – 76% Enable’s Perryville Hub™ services create a sought after market center Supplies for new LNG export facilities Traditional Southeast and Northeast downstream markets

2016 Capital Outlook

- Enable previously announced the reduction of its 2016 expansion capital to $375 million
- The majority of the reduced capital was gathering, compression and processing capital, including delaying the in-service date of the 200 MMcf/d Wildhorse Processing Plant to late 2017
- The 2016 expansion capital includes:

$ in millions	2016 Expansion Capital
Gathering Pipeline, Compression and Related Capital	~$300
Processing Plants	~$50
Transportation and Storage Organic Growth, including EGT Expansion Project	~$25
Total Capital	~$375

- Enable has further flexibility to adjust capital as 2016 develops


Bradley Processing Complex

22

ENABLE™ MIDSTREAM PARTNERS

Commodity Exposure Enable targets firm, fee-based contracts Certain gathering and processing contracts have provisions to protect against low commodity price environments and volume decreases Commodity sensitivities, including the impact of hedges: A 10% increase or decrease in natural gas and ethane prices together from forecasted levels would have a minimal impact to Adjusted EBITDA for 2016 due to Enable’s hedged positions and processing contracts with fee-based floors A 10% increase or decrease in NGL (excluding ethane) and condensate prices from forecasted levels would result in an increase or decrease of approximately $3 million in Adjusted EBITDA for 2016 Percentages in pie charts based on Gross Margin contribution 2016 Fee-Based Margin Profile1 ~95% fee-based or hedged

2016 Earnings Guidance Guidance Provided on Feb. 26, 2016 Midstream Investments $0.31 2015 Consolidated EPS: $1.10 Utility Operations 2016 Consolidated EPS: $1.12 -$1.20 2015 2016 2017 2018 $0.79 $0.88 to $0.92 $0.24 to $0.28 4-6% YoY EPS Growth Earnings from Utility Operations were ~70% of overall earnings in 2015 and are expected to represent 75% - 80% in 2016 Utility Operations are expected to produce 75-80% of cash flow in 2016 2016 Utility Operations EPS growth expected to include: +$0.04 Enable preferred investment +$0.02 interest expense benefit +$0.03 to $0.07 utility operating income Note: Refer to slide 31 for reconciliation to GAAP measures and slide 2 for information on non-GAAP measures 4-6% YoY EPS Growth 4-6% YoY EPS Growth

Additional Reference Materials Category Reference Material Link Financial Information Quarterly Financial Tables http://investors.centerpointenergy.com/results.cfm Debt & Maturity Schedules Equity Return Amortization Schedules Supplemental Year End Materials Regulatory Information State Commission Website Access Points http://investors.centerpointenergy.com/regulatory-info.cfm Houston Electric Natural Gas Utilities Industry Associations Edison Electric Institute (EEI) www.eei.org American Gas Association (AGA) www.aga.org Investor Relations Contact Information – 011-713-207-6500 Dave Mordy – Director; david.mordy@centerpointenergy.com Olivia McCarrick – Manager; olivia.mccarrick@centerpointenergy.com Brandi Summersill – IR Coordinator; brandi.summersill@centerpointenergy.com

Appendix

Core strategy is to invest organically to grow and strengthen our current utility service territories In January, announced two investments that are expected to be EPS accretive: $363 million investment in Enable Midstream Partners’ 10% perpetual preferred securities; closed on February 18, 2016 Acquisition of Continuum Energy’s retail energy services creates access to more markets, increases Energy Services’ commercial and industrial customer base by over 30%, and generates economies of scale; expected to close in March or April 2016 Continue to evaluate strategic opportunities: Options for Enable Midstream Partners ownership (sale or spin-off) Real Estate Investment Trust (REIT) for utility assets Expect to provide an update on the strategic reviews in the second half of 2016, if not sooner Strategic Update Note: For more information, refer to Investor News and 4Q 2015 earnings materials on our website

Regulatory Mechanisms Houston Electric Distribution Cost Recovery Factor (DCRF) – filed annually Transmission Cost of Service (TCOS) – eligible to file 2 times per year Gas Operations Infrastructure Capital Cost Recovery Texas Gas Reliability Infrastructure Program (GRIP) Arkansas Main Replacement Program (MRP) Arkansas Act 310 Forward Test Year in Minnesota Cost of Service Adjustment in Louisiana, Mississippi, and Oklahoma Gas Margin Stabilization Minnesota Decoupling Arkansas Billing Determinant Adjustment (BDA) Weather Normalization Adjustment (WNA) in Louisiana, Mississippi, and Oklahoma Note: For more information, refer to Investor News and 4Q 2015 earnings materials on our website

2015 Record year with $1.6 billion total capital investment Cash flow covered all capital expenditures in 2015 Borrowing(1) increased ~$330 million 2016 Anticipate strong balance sheet and cash flow No external sources or cash from operations were needed to finance $363 million investment in Enable’s perpetual preferred securities Project total capital investment of approximately $1.4 billion Net incremental borrowings not anticipated to exceed $150 million, inclusive of funding of the acquisition of Continuum’s marketing business Expect to refinance $600 million debt at Houston Electric Equity issuance not anticipated 2017 No anticipated incremental financing needs; dependent on such factors as bonus depreciation, capital investment plans, and working capital Liquidity and Capital Resources (1) Excludes transition and system restoration bonds Note: For more information, refer to Investor News and 4Q 2015 earnings materials on our website

Interest Expense and Annual Tax Rates Interest Expense 2015 full-year interest expense was lower than 2014 (1) Partial year impact of financing activities in 2015, including retirement of $270 million of CNP Inc. debt 2016 full-year interest expense is projected to be lower than 2015 Full year impact of financing activities in 2015, including retirement of $270 million of CNP Inc. debt Partial year impact of $325 million maturity at CERC in May 2016 Partially offset by expected Houston Electric fixed rate debt offering Annual Tax Rates 2015 effective tax rate with impairment: 39% 2015 effective tax rate without impairment: 35% 2016 anticipated effective tax rate: 36% (1) Excludes transition and system restoration bonds Note: For more information, refer to Investor News and 4Q 2015 earnings materials on our website

Note: Refer to slide 2 for information on non-GAAP measures; for more information, refer to Investor News and 4Q 2015 earnings materials on our website Reconciliation: Net Income and diluted EPS to the Basis Used in Providing 2015 Earnings Guidance